Exhibit 10.9(a)

                                    AGREEMENT

Effective Date:   May 30, 2000

Parties:                 Heller Healthcare Finance, Inc., fka HCFP Funding,
                   Inc. ("Lender"); Innovative Clinical Solutions, Ltd., fka Phymatrix Corp. ("ICSL"); Clinical Studies, Ltd.; Clinical Marketing, Ltd.; Phymatrix Diagnostic Imaging, Inc.; Phymatrix Management Company, Inc.; and all other entities listed on Schedule 1 attached hereto and incorporated herein by this reference. ICSL, Clinical Studies, Ltd. and Clinical Marketing, Ltd. are referred to herein collectively as the "SMO Borrower". ICSL, Phymatrix Diagnostic Imaging, Inc. and Phymatrix Management Company, Inc. are referred to herein collectively as the "PPM Borrower". ICSL and the each of the other entities listed on Schedule 1 are referred to herein collectively as the "General Borrower". The SMO Borrower, the PPM Borrower and the General Borrower are referred to herein collectively as the "Borrower".

RECITALS.

         A. LOANS FROM LENDER TO BORROWER. Lender and Borrower are parties to the following loan and security agreements (collectively, the "Loan Agreements"):

                  1. The Loan and Security Agreement dated March 12, 1999 as amended, and all loan and security documents related thereto, between Lender and the SMO Borrower (the "SMO Loan Agreement").

                  2. The Loan and Security Agreement dated March 12, 1999, and all loan and security documents related thereto, between Lender and the PPM Borrower (the "PPM Loan Agreement").

                  3. The Loan and Security Agreement dated March 12, 1999, and all loan and security documents related thereto, between Lender and the General Borrower (the "General Loan Agreement").

                  4. The SMO Loan Agreement, the PPM Loan Agreement, and the General Loan Agreement are referred to herein collectively as the "Loan Agreements".

         B. GUARANTIES. The Loan Agreements include, without limitation, a certain Unconditional Guaranty of Payment and Performance dated March 12, 1999 and executed by each of the Borrowers with respect to the Loans defined in the Loan Agreements (collectively, the "Guaranties"; the Borrowers, in their capacities as guarantors under the Guaranties, are herein referred to collectively as the "Guarantors").

         C. THE INDEBTEDNESS OWING FROM BORROWER TO LENDER. Computed as of May 22, 2000, Borrower is indebted as follows to Lender:

                  1. The SMO Borrower is indebted to Lender with respect to the SMO Loan Agreement in the aggregate amount of at least $4,362,036.47, plus accrued and accruing interest, costs, expenses, fees, and other charges recoverable under the SMO Loan Agreement (the "SMO Indebtedness").

                  2. The PPM Borrower is indebted to Lender with respect to the PPM Loan Agreement in the aggregate amount of at least $0.00, plus accrued and accruing interest, costs, expenses, fees, and other charges recoverable under the PPM Loan Agreement (the "PPM Indebtedness").

                  3. The General Borrower is indebted to Lender with respect to the General Loan Agreement in the aggregate amount of at least $0.00, plus accrued and accruing interest, costs, expenses, fees, and other charges recoverable under the General Loan Agreement (the "General Indebtedness").

                  4. The SMO Indebtedness, the PPM Indebtedness, and the General Indebtedness are referred to herein collectively as the "Indebtedness".

         D. COLLATERAL HELD BY LENDER FOR REPAYMENT OF INDEBTEDNESS OWING FROM BORROWER. As security for the Indebtedness owing under the Loan Agreements, Lender holds, among other things, a valid, perfected, and enforceable first lien and security interest in all of the Collateral (as that term is defined in the Loan Agreements), subject only to any Permitted Liens.

         E. NO DEFENSES. Borrower (and each of them) has no defenses, offsets, counterclaims, or adverse claims of any kind or amount with respect to the Indebtedness (or any of it). In addition, Borrower (and each of them) has no defenses, offsets, counterclaims, or adverse claims of any kind with respect to the interests held by Lender in the Collateral as described in Paragraph D above.

         F. IDENTIFIED BREACHES OF THE LOAN AGREEMENTS. Pursuant to a letter dated May 10, 2000 (the "Default Notice"), Lender notified Borrower of certain breaches of the Loan Agreements which, if not cured, are Events of Default as defined under the Loan Agreements. The breaches of the Loan Agreements identified by Lender in the Default Notice were: (a) the failure of the Borrower to ensure that all Account Debtors make payments on Accounts directly to the Lockbox, as required in Section 2.3 of the Loan Agreements;
and (b) the existence of a Material Adverse Effect as defined under Section 1.47 or 1.49 (as applicable) of the Loan Agreements arising from the deterioration of the financial condition of one or more of the Borrower entities, that one or more of the Borrower entities has announced that it is unable to pay certain existing bond obligations, and that one or more of the Borrower entities is planning to file bankruptcy (the "Identified Breaches").

         G. NO FURTHER ADVANCES. Pursuant to the Identified Breaches and the Default Notice, and pursuant to Section 5.2 of the Loan Agreements, Lender has not made further advances under the Loan Agreements from and after the date of the Default Notice.

         H. REQUEST FOR LIMITED WAIVER BY BORROWER. Borrower has disputed that any Events of Default or any breach of the Loan Agreements have occurred or are continuing and has requested that Lender agree to a limited waiver of Lender's rights and remedies arising from the Lender's assertion of the existence of the Identified Breaches and that Lender continue to make advances to Borrower under certain modified terms. Although Lender is under no obligation to do so, Lender is willing to provide Borrower with a limited waiver and Lender is willing to provide further advances to Borrower under the Loan Agreements upon the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PROVISIONS

         1. ACCURACY OF RECITALS. Borrower acknowledges that the Recitals set forth above are true and accurate, and the Recitals are incorporated into these Provisions without any difference or distinction between the two
(2) segments of this Agreement.

         2. CAPITALIZED TERMS. Unless otherwise indicated, all terms used in this Agreement will correspond to the capitalized terms used in the Loan Agreements.

         3. REAFFIRMATION OF LOAN AGREEMENTS. Borrower reaffirms all of its obligations under the Loan Agreements.

         4. LIMITED WAIVER. Provided that Borrower satisfies all of the conditions set forth in paragraph 5 below, Lender hereby agrees to waive the Identified Breaches and the exercise of any of its rights and remedies under the Loan Agreements in connection with the Identified Breaches. In addition, the limited waiver provided by Lender to Borrower is limited to the following:

                  4.1 WAIVER LIMITED TO IDENTIFIED BREACHES. Lender's limited waiver shall be limited solely to the exercise of its rights and remedies arising under the Loan Agreements as a result of the Identified Breaches, and Lender shall not be deemed to have suspended or waived any rights or remedies it may have with respect to any other existing breach, default or Event of Default under the Loan Agreements (as amended hereby), or any new breach, default or Event of Default occurring thereunder or under this Agreement. Borrower and Lender are not aware of any breach, default, or Event of Default other than the Identified Breaches under the Loan Agreements as of the execution of this Agreement.

                  4.2 NO NEW EVENT OF DEFAULT. There shall occur no new Event of Default or an event which, with the passage of time or the giving of notice or both, would constitute an Event of Default under any of the Loan Agreements (as amended hereby) or this Agreement. Notwithstanding anything to the contrary contained in the Loan Agreements, Lender acknowledges and agrees that any action taken by any Borrower prior to the filing of a bankruptcy petition by Borrower for the purpose of soliciting acceptance of a Plan or Reorganization under Chapter 11 of the United States Bankruptcy Code, provided that such plan would not have the effect of impairing Lender's claim, shall not constitute a breach of or an Event of Default under the Loan Agreements.

                  4.3 NONCOMPLIANCE WITH CONDITIONS RENDERS WAIVER NULL AND VOID AB INITIO. If Borrower fails to meet any of the terms and conditions of this Agreement, including, without limitation, the conditions in Section 5 of this Agreement, the limited waiver provided by Lender in this Section 4 of this Agreement will be deemed null and void ab initio.

         5. CONDITIONS TO LIMITED WAIVER. The limited waiver provided by Lenders under this Agreement is strictly conditioned upon the satisfaction by Borrower of the following:

                  5.1 SMO Borrower shall maintain at all times from and after the date of this Agreement cash on hand of no less than $3,000,000, and such cash shall be held in an account in a federally insured depository institution with which no Borrower has a lending or other relationship which could give rise to a setoff right in such institution, other than routine service charges. Borrower agrees to provide Lender with verification of the required cash on hand within one (1) Business Day of receipt of Lender's written request for such information.

                  5.2 Borrower complies with all terms and conditions of the Loan Agreements, as modified by this Agreement; provided, however, that Lender and Borrower acknowledge that, prior to June 18, 2000, the SMO Borrower will not be in full compliance with the provisions of Section 2.3 of the SMO Loan Agreement (as amended by Section 6.4 of this Agreement) which required that all Account Debtors remit payments on Accounts directly to the Lockbox.

                  5.3 SMO Borrower must ensure that, from and after the "Applicable Date" (as defined below), at least (a) the "Applicable Percentage" (as defined below) of the Account Debtors remit payments on Accounts directly to the Lockbox and (b) the Applicable Percentage of all sums paid by all Account Debtors in the aggregate on Accounts are remitted directly to the Lockbox. If any Account Debtor fails to remit payments directly to the Lockbox, Borrower will promptly notify the applicable Account Debtor, in writing, with a copy to Lender, of its obligation to remit payments directly to the Lockbox. Each date set forth below is an "Applicable Date" and each percentage set forth below is the "Applicable Percentage" in effect beginning on such Applicable Date:


                  Applicable Date           Applicable Percentage
                  ---------------           ---------------------
                  July 15, 2000                    sixty percent (60%)
                  August 15, 2000           seventy-five percent (75%)
                  September 15, 2000              ninety percent (90%)

         6. MODIFICATIONS. The Loan Agreements are hereby modified and amended as described below. In the event of any conflict between the terms of the Loan Agreements and the terms of this Agreement, this Agreement shall control.

                  6.1 RETENTION AND APPLICATION OF COLLECTIONS; NO ADVANCES UNTIL LOAN BALANCE REDUCED; LIMITATION ON AVAILABILITY. Lender will continue to apply all proceeds of collections on Accounts under the Loan Agreements to the outstanding amount of the Loan and Lender shall have no obligation to make additional Loans, Revolving Credit Loans, or other advances to Borrower until such time as the total outstanding amount of all Loans under the Loan Agreements is reduced to $5,000,000. Thereafter, Lender will make advances under the Loan Agreements subject to Borrower's compliance with all of the terms, covenants and conditions of the Loan Agreements and this Agreement; provided, however, that Lender will limit the aggregate borrowing availability under the Loan Agreements to an amount which, when added to the then-existing outstanding Obligations under the Loan Agreements, does not exceed $5,000,000.

                  6.2 FEES AND COSTS. All of Lender's costs and fees (including attorneys' fees) incurred in the negotiation and documentation of this Agreement will be included in the Obligations (as defined in the Loan Agreements).

                  6.3 CURE PERIODS. All cure periods provided for under the Loan Agreements with respect to the Identified Breaches are hereby eliminated. Should the Lender's limited waiver as set forth in Section 4 become null and void ab initio as provided in Sections 4 and 5 of this Agreement, all cure periods applicable to the Identified Breaches shall be deemed expired and an immediate Event of Default shall be deemed to have occurred under all of the Loan Agreements.

                  6.4 LOCKBOX COMPLIANCE. Section 2.3 of the SMO Loan Agreement requires that the SMO Borrower ensure that all Account Debtors make payments on Accounts directly to the Lockbox (the "Direct Payment Requirements"). Lender agrees that the SMO Borrower shall be deemed in compliance with the Direct Payment Requirements so long as (a) from and after the Applicable Date, at least the Applicable Percentage of the Account Debtors remit payments on Accounts directly to the Lockbox, (b) from and after the Applicable Date, at least the Applicable Percentage of all sums paid by all Account Debtors in the aggregate on Accounts are remitted directly to the Lockbox, and (c) if any Account Debtor fails to remit payments directly to the Lockbox, with respect to each such payment, Borrower promptly notifies the applicable Account Debtor, in writing, with a copy to Lender, of the Account Debtor's obligation to remit payments directly to the Lockbox.

         7. RELEASE OF LENDER. In consideration of the agreements of Lender set forth in this Agreement, Borrower (and each of them) and all of its respective heirs, personal representatives, predecessors, successors and assigns (individually and collectively, the "Releasors"), hereby fully release, remise, and forever discharge Lender, the parents of Lender and all other affiliates and predecessors of Lender, and all past and present officers, directors, agents, employees, servants, partners, shareholders, attorneys and managers of Lender, for, from, and against any and all claims, liens, demands, causes of action, controversies, offsets, obligations, losses, damages and liabilities of every kind and character whatsoever, including, without limitation, any action, omission, misrepresentation or other basis of liability founded either in tort or contract and the duties arising thereunder, that the Releasors, or any one or more of them, has had in the past, or now has, whether known or unknown, whether asserted or unasserted, by reason of any matter, cause or thing set forth in, relating to or arising out of, or in any way connected with or resulting from, the Loan Agreements, this Agreement, the Lender's execution and delivery of the Default Notice, the Lender's refusal to make further advances to Borrower, and the Lender's application of collections on Accounts under the Loan Agreement.

         8. NO PREJUDICE; RESERVATION OF RIGHTS. This Agreement shall not prejudice any rights or remedies of Lender under the Loan Agreements (as amended hereby). Lender reserves, without limitation, all of its rights against any indemnitor, guarantor (including without limitation the Guarantors), or endorser of any of the Loan Agreements. Lender's agreement to enter into this Agreement does not constitute and shall not be deemed an agreement that Lender will enter into or agree now or in the future to any modification, compromise, waiver, or forbearance with respect to any of the Loan Agreements or any of Lender's rights and remedies thereunder.

         9. NO IMPAIRMENT/SECURITY. Except as otherwise specifically set forth herein, the Loan Agreements shall each remain unaffected by this Agreement, and the Loan Agreements shall remain in full force and effect. The payment and performance of Borrower's various obligations to Lender under the Loan Agreements, including all extensions, amendments, renewals or replacements thereof, continue to be and shall be secured by the liens and security interests in the Collateral arising under the Loan Agreements. Except as expressly provided in Section 4 of this Agreement, nothing contained herein shall be deemed a waiver of any of the rights and remedies that Lender may have against Borrower, or of any of Lender's rights and remedies arising out of the Loan Agreements.

         10.      INTEGRATION. The Loan Agreement and this Agreement:
(a) integrate all the terms and conditions mentioned in or incidental to the Loan Agreements; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and the terms, conditions and provisions of any other agreement or instrument, including any of the other Loan Agreements, the terms, conditions and provisions of this Agreement shall prevail. No modification of this Agreement or the Loan Agreements shall be effective unless in writing and signed by the applicable parties to be bound thereby.

         11. COUNTERPARTS. This Agreement may be executed in as many counterparts as necessary or convenient, and by different parties on separate counterparts which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement. This Agreement shall be binding upon all signatories hereto regardless of the failure of any Borrower to execute this Agreement; provided, however, that Lender shall have no obligations under this Agreement until such time as this Agreement is fully executed and delivered by all parties constituting the Borrower.

         12. GUARANTORS. All signatories hereto are executing this Agreement in their capacities as Borrowers under the Loan Agreement and as Guarantors under the Guaranties.

         13. ATTORNEY-IN-FACT; AUTHORIZED PARTY. ICSL is hereby irrevocably made, constituted and appointed the true and lawful attorney for each Borrower (without requiring any of them to act as such) with full power of substitution to do the following: (i) execute in the name of each Borrower any financing statements, schedules, assignments, instruments, documents (including, but not limited to, releases, waivers and amendments to the Loan Agreement), and statements that any Borrower is obligated to give Lender under this Agreement or that ICSL and Lender shall deem necessary or appropriate in connection with the Loan Agreements; and (ii) do such other and further acts and deeds in the name of any Borrower that ICSL may deem necessary or desirable in connection with the Loans governed by the Loan Agreements.

         14. NO OTHER AGREEMENTS. There is no existing enforceable workout agreement or pending approved loan modification among Lender and any Borrower, and no verbal representations have been made by Lender or its predecessors to Borrower and/or the Guarantors regarding modification of the Loan Agreements, debtor-in-possession financing, replacement or exit financing or any other prospective financial arrangement among the Lender and Borrower (or any of them) or Guarantors.

         15. LEGAL COUNSEL. This Agreement has been negotiated at arm's length and between persons sophisticated and knowledgeable in the matters dealt with in this Agreement. In addition, each party has been represented by experienced and knowledgeable counsel. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it are not applicable and are waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties and this Agreement.

         16. TRUE AND CORRECT STATEMENTS. As a condition to the signing of this Agreement, all parties are relying upon the truth, completeness and correctness of the statements and representations made herein, and there have been no material misrepresentations or omissions by any party to this Agreement. Further, each person signing this Agreement on behalf of an entity represents that he or she is duly authorized and empowered to execute and deliver this Agreement and that all required consents and/or approvals have been obtained to make this Agreement fully binding on such entity.
                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, intending that this Agreement constitute an instrument executed under seal, the parties hereto have caused this Agreement to executed under seal on the dates set forth below to be the effective as of the day and year set forth above.

LENDER:
Heller Healthcare Finance, Inc.
A Delaware Corporation


By: /s/ Jeffrey D. Stein (SEAL)
    ---------------------------
Name:   Jeffrey D. Stein
       ------------------------
Title: Assistant Vice President
       ------------------------

GENERAL BORROWER (AND GUARANTORS)

INNOVATIVE CLINICAL SOLUTIONS, LTD.
(F/K/A PHYMATRIX CORP.)
a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

BREATHCO INCORPORATED
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

CCC - LITHOTRIPSY, INC.
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer


                             (SIGNATURES CONTINUED)

CCC INDIANA LITHOTRIPSY, INC.
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

CCC NATIONAL LITHOTRIPSY, INC.
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

CCC REHAB, INC.
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

DASCO DEVELOPMENT CORPORATION
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

DASCO DEVELOPMENT WEST, INC.
a California corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer



                             (SIGNATURES CONTINUED)

FIRST CHOICE HEALTH CARE
SERVICES, INC.
a Delaware corporation

By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

FIRST CHOICE HEALTH CARE SERVICES
OF FORT LAUDERDALE, INC.
a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

FIRST CHOICE HOME CARES, INC.
a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

FIRST PHYNET, INC.
a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer





(SIGNATURES CONTINUED)

FIRST PHYNET, LLC.
a Delaware limited liability company

By: FIRST PHYNET, INC.
Member

By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

INFUMATRIX, INC.
(F/K/A CCC INFUSION, INC.)
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

LITHOTRIPSY AMERICA, INC.
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

NUTRICHEM, INC.
a Maryland corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

ONCOLOGY THERAPIES, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer
                             (SIGNATURES CONTINUED)

ONCOLOGY THERAPIES OF
AMERICA INC.
a Florida corporation

By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX OF BROOKLYN, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX OF CENTRAL OF
GEORGIA, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX DIAGNOSTIC IMAGING, INC. a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX  DIAGNOSTIC IMAGING NORTHEAST, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

                             (SIGNATURES CONTINUED)

PHYMATRIX MANAGEMENT
COMPANY, INC.
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX OF MANATEE COUNTY, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX MID-ATLANTIC MANAGEMENT, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX NETWORK
MANAGEMENT, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer





                             (SIGNATURES CONTINUED)

PHYMATRIX OF NEW JERSEY, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX NORTHEAST, INC.
(F/K/A PHYSICIANS CHOICE, INC.)
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX PHYSICIAN
MANAGEMENT, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX PULMONARY
NETWORK, INC.
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX UROLOGY NETWORK, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer
                             (SIGNATURES CONTINUED)

PHYSICIANS CONSULTANT AND MANAGEMENT CORPORATION OF NORTH CAROLINA a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYSICIANS CONSULTANT AND MANAGEMENT CORPORATION a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYSICIANS CONSULTANT AND MANAGEMENT CORPORATION OF NEW YORK a New York corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PINNACLE ASSOCIATES, INC.
a Georgia corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer







                             (SIGNATURES CONTINUED)

UROLOGY CONSULTANTS OF SOUTH FLORIDA, INC.
a Florida corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

ATLANTA RADIATION CARE, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

BILTMORE ADVANCED IMAGING CENTER, INC.
an Arizona corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer


CHARLOTTE RADIATION CARE, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer





                             (SIGNATURES CONTINUED)

CHATTANOOGA RADIATION CARE, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

COLLEGE PARK RADIATION CARE, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

COMPUTERIZED TOMOGRAPHY
CENTER, INC.
a Georgia corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

FALLS CHURCH RADIATION CARE, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

NORTH ATLANTA RADIATION CARE, INC. a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer


                             (SIGNATURES CONTINUED)

NORTH FULTON RADIATION CARE, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

ORLANDO RADIATION CARE, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

ROCKVILLE RADIATION CARE, INC.
a  Delaware  corporation

By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

VISTA RADIATION CARE, INC.
a  Delaware  corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

WALDORF RADIATION CARE,  INC.,
 a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

SMO BORROWER (AND GUARANTORS):

INNOVATIVE CLINICAL SOLUTIONS, LTD.
(F/K/A PHYMATRIX CORP.)
a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer


CLINICAL STUDIES, LTD.
a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer


CLINICAL MARKETING, LTD.
a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PPM BORROWER (AND GUARANTORS):

INNOVATIVE CLINICAL SOLUTIONS, LTD.
(F/K/A PHYMATRIX CORP.)
a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

PHYMATRIX DIAGNOSTIC IMAGING, INC.
a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer


PHYMATRIX MANAGEMENT COMPANY, INC.
a Delaware corporation


By:/s/Gary Gillheeney
   -----------------------
Gary Gillheeney
Chief Financial Officer

                                  SCHEDULE "1"

                              THE GENERAL BORROWERS


BREATHCO INCORPORATED
CCC-LITHOTRIPSY, INC.
CCC INDIANA LITHOTRIPSY, INC.
CCC NATIONAL LITHOTRIPSY, INC.
CCC REHAB, INC.
DASCO DEVELOPMENT CORPORATION
DASCO DEVELOPMENT WEST, INC.
FIRST CHOICE HEALTH CARE SERVICES, INC.
FIRST CHOICE HEALTH CARE SERVICES OF FORT LAUDERDALE, INC.
FIRST CHOICE HOME CARES, INC.
FIRST PHYNET, INC.
FIRST PHYNET, LLC
INFUMATRIX, INC. (F/K/A CCC INFUSION, INC.)
LITHOTRIPSY AMERICA, INC.
NUTRICHEM, INC.
ONCOLOGY THERAPIES, INC.
ONCOLOGY THERAPIES OF AMERICA, INC.
PHYMATRIX OF BROOKLYN, INC.
PHYMATRIX OF CENTRAL GEORGIA, INC.
PHYMATRIX DIAGNOSTIC IMAGING, INC.
PHYMATRIX  DIAGNOSTIC IMAGING NORTHEAST, INC.
PHYMATRIX MANAGEMENT COMPANY, INC.
PHYMATRIX OF MANATEE COUNTY, INC.
PHYMATRIX MID-ATLANTIC MANAGEMENT, INC.
PHYMATRIX NETWORK MANAGEMENT, INC.
PHYMATRIX OF NEW JERSEY, INC.
PHYMATRIX NORTHEAST, INC. (F/K/A PHYSICIANS CHOICE, INC.)
PHYMATRIX PHYSICIAN MANAGEMENT, INC.
PHYMATRIX PULMONARY NETWORK, INC.
PHYMATRIX UROLOGY NETWORK, INC.
PHYSICIANS CONSULTANT AND MANAGEMENT CORPORATION
         OF NORTH CAROLINA
PHYSICIANS CONSULTANT AND MANAGEMENT CORPORATION
PHYSICIANS CONSULTANT AND MANAGEMENT CORPORATION OF NEW YORK PINNACLE ASSOCIATES, INC.

23

#371796v2

                            SCHEDULE "1" (CONTINUED)
                              THE GENERAL BORROWERS


UROLOGY CONSULTANTS OF SOUTH FLORIDA, INC.
ATLANTA RADIATION CARE, INC.
BILTMORE ADVANCED IMAGING CENTER, INC.
CHARLOTTE RADIATION CARE, INC.
CHATTANOOGA RADIATION CARE, INC.
COLLEGE PARK RADIATION CARE, INC.
COMPUTERIZED TOMOGRAPHY CENTER, INC.
FALLS CHURCH RADIATION CARE, INC.
NORTH ATLANTA RADIATION CARE, INC.
NORTH FULTON RADIATION CARE, INC.
ORLANDO RADIATION CARE, INC.
ROCKVILLE RADIATION CARE, INC.
VISTA RADIATION CARE, INC.
WALDORF RADIATION CARE,  INC.
INNOVATIVE CLINICAL SOLUTIONS, LTD. (F/K/A PHYMATRIX CORP.)



#371926v1                                 Chief Financial Officer and Treasurer